UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008 (May 20, 2008)

Universal Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51132	20-1568059
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2601 Annand Dr., Suite #16, Wilmington, Delaware  19808

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (302) 998-8824

_______________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 20, 2008, Universal Capital Management, Inc.’s (“Universal”) Board of Directors appointed Mr. Charles “Ched” Hoover, age 52, to serve as its vice president, effective immediately.

Universal has not entered into a definitive employment agreement with Mr. Hoover. However, Universal’s Board of Directors authorized compensation to Mr. Hoover consisting of an annual salary of $125,000, provided that during Mr. Hoover’s initial employment period, Mr. Hoover shall be paid at the rate of $6,250 per month, with the balance to be deferred and payable to him at a subsequent, but yet to be determined time during his employment with Universal.

Additionally, on May 20, 2008, Universal’s Board of Directors granted Mr. Hoover an option to purchase 300,000 shares of the Registrant’s common stock pursuant to Universal’s Equity Incentive Plan.  Pursuant to this award, 25,000 shares vest immediately and 25,000 shares vest at the end of every three month period commencing June 1, 2008.

Mr. Hoover has over 20 years experience working with financial services and technology companies, focusing on marketing, business development and public relations.  He spent more than 10 years in capital markets and real estate with firms including Nations Bank, Hall Financial Group, Days Inns of America and Interstate/Johnson Lane. He was also a key member of the core team that founded NetBank.  Mr. Hoover holds a BBA from the University of Georgia and an MBA from Georgia State University.

There are no family relationships between Mr. Hoover and Universal’s other executive officers or directors.

Universal has not entered into any transactions with Mr. Hoover that would require disclosure in accordance with Item 404(a) of Regulation S-B.

Except as otherwise disclosed herein, Universal has not entered into any material plan, contract or arrangement to which Mr. Hoover is a party or in which he participates and in connection with which he would receive compensation or any grant or award.

Item 7.01

Regulation FD Disclosure

On May 21, 2008, Universal issued a press release reporting the opening of its newest corporate office in Atlanta, Georgia, which will be headed by Charles “Ched” Hoover, Universal’s newest vice president.

The full text of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

Exhibit No.

Description

99.1

Press release dated May 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CAPITAL MANAGEMENT, INC.

By:	/s/ Michael D. Queen
Michael D. Queen, CEO

Dated: May 21, 2008